UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2009

FREMONT MICHIGAN INSURACORP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-50926

MI	421609947
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

933 East Main Street, Fremont, MI 49412

(Address of principal executive offices, including zip code)

231-924-0300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.03 Amendments to Bylaws.

On November 13, 2009, the Board of Directors of Fremont Michigan InsuraCorp, Inc. (“Company”) amended its Bylaws expanding the forms of communication to include electronic means of communication for informing directors of Regular Meetings of the Board of Directors, for providing of notice of Special Meetings of the Board of Directors or committees thereof and for waivers of notice. The amendments were effective November 13, 2009. A copy of the Amended and Restated Bylaws is attached as Exhibit 3.2 to this Form 8-K and is filed herewith in accordance with Item 601(b)(3) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibit is filed herewith:

Exhibit Number	Description

3.2	Amended and Restated Bylaws of Fremont Michigan InsuraCorp, Inc.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREMONT MICHIGAN INSURACORP, INC.

Date: November 19, 2009	By:	/S/ RICHARD E. DUNNING
Richard E. Dunning
President and CEO